SECURITIES EXCHANGE AGREEMENT

This Securities Exchange Agreement (this “Agreement”) is dated as of _______ __, 2014, between Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Company”), and the party identified on the signature page hereto (the “Holder”).

WHEREAS, the Holder owns, beneficially and of record, certain Warrants of the Company issued pursuant to the Underwriting Agreement, dated as of August 13, 2013, by and among the Company, Roth Capital Partners, LLC and Maxim Group LLC (the “Warrants”), as set forth on Schedule 1 attached hereto; and

WHEREAS, the Holder has agreed to exchange its Warrants for unregistered, restricted shares of the Company’s Common Stock, $0.00005 par value per share (the “Common Stock”) (such exchange referred to herein as the “Exchange”), and the Company desires to issue such Common Stock in exchange for the Warrants, upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Holder agree as follows:

1.          The Holder’s Warrants are hereby, by virtue of the Exchange and without any action on the part of the Holder thereof, cancelled and exchanged into the right to receive the number of shares of Common Stock equal to one-half (0.5) of the number of Warrant Shares, as defined in the Warrants (the “Exchange Shares”), provided, however, that in the event the number of resulting Exchange Shares is a fractional number, such number of Exchange Shares shall be rounded up to the nearest whole share.

2.          The Company shall promptly deliver instructions to the Company’s transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing the number of Exchange Shares, registered in the name of the Holder.

3.          The Holder hereby represents and warrants to the Company that (a) the Holder is the sole record and beneficial owner of all right, title, and interest in and to the Warrants, free and clear of any liens or encumbrances, (b) the Holder has not sold or transferred, or agreed to sell or transfer, the Warrants or any interest therein (other than to the Company), (c) this Agreement constitutes the Holder’s valid and legally binding obligation enforceable in accordance with its terms, and (d) this Agreement has been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Holder.

4.          The Holder hereby further represents and warrants to the Company that the Holder (a) is acquiring the Exchange Shares for the Holder’s own account, not as a nominee or agent, (b) is acquiring the Exchange Shares for investment and has no present intention of selling, granting any participation in, or otherwise directly or indirectly distributing the Exchange Shares, (c) understands that the Exchange Shares have not been registered with the U.S. Securities and Exchange Commission or any state regulatory authority, (d) understands that the Exchange Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Exchange Shares may not be resold or otherwise transferred unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an applicable exemption from such registration and qualification requirements is available (such as Rule 144 under the Securities Act of 1933), (e) has such knowledge, sophistication, and experience in financial and business matters that the Holder is capable of evaluating the risks and merits of an investment in the Exchange Shares, (f) has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the Exchange and issuance of the Exchange Shares with the Company’s management and has had an opportunity to review the Company’s facilities, and (g) is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933.

5.          The Holder agrees to the imprinting of a legend on the Exchange Shares setting forth or referring to the restrictions on transferability and sale of the Exchange Shares under U.S. federal and state securities laws to the extent such laws are applicable to the Exchange Shares.

6.          The Company hereby represents and warrants that, other than with respect to warrants issued in the August 2013 registered public offering or to the investment bankers in connection therewith, there are no other warrants outstanding that include price triggered anti-dilution adjustments as a result of the issuance by the Company of additional securities, other than as a result of stock splits, reverse stock splits, combinations and similar transactions.

7.          This Agreement may be executed in counterparts and by electronic scan or facsimile and shall be construed in accordance with and governed by the laws of the State of New York (without giving effect to any conflicts or choice of laws provisions).

[Signature Page Follows]

IN WITNESS WHEREOF, this Securities Exchange Agreement has been executed as of the date first written above.

COMPANY:

BRAINSTORM Cell Therapeutics Inc.

Name:
Title:

HOLDER:

[NAME]

Name:
Title:

Schedule 1

Warrants

Name of Warrant Holder:

Warrant No.(s):

Total Warrant Shares:
Total Exchange Shares:

Exchange Shares to be issued in the name of:

Certificate Delivery Address: